SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    Form 8-K

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

                                  May 10, 2001
                                 Date of Report

                            RMED International, Inc.
             (Exact Name of Registrant as Specified in its Charter)

        Colorado                      0-14696                    84-0898302
(State of Incorporation)     (Commission File Number)         (I.R.S. Employer
                                                                Identification)

                             3925 North Hastings Way
                              Eau Claire, WI 54703
                          (Address of Principal Office)

                                 (715) 831-0280
                         (Registrant's Telephone Number)

Item 6. Resignation of Registrant's Directors

RMED International, Inc. (the "Company") reports that two members of its board of directors, Mr. Thomas Biebel and Mr. John Harry have resigned effective April 19, 2001.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  May 10, 2001                                 RMED International, Inc.
                                                    By: /s/ Brenda Schenk
                                                    ----------------------------
                                                    Brenda Schenk, President &
                                                    Principal Financial Officer

April 19, 2001

Edward Reiss, Chairman of the Board
RMED International, Inc.
3925 N. Hastings Way
P.O. Box 188
Eau Claire, WI 54702

Dear Mr. Reiss,

Effective immediately, I resign my position as a director and board member of RMED International, Inc.


Sincerely,

/s/ Thomas A. Biebel
-------------------------
 Thomas A. Biebel

April 19, 2001

Edward Reiss, Chairman of the Board
RMED International, Inc.
3925 N. Hastings Way
P.O. Box 188
Eau Claire, WI 54702

Dear Mr. Reiss,

Effective immediately, I resign my position as a director and board member of RMED International, Inc.


Sincerely,

/s/ John O. Harry
-------------------------
John O. Harry